UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

605 East Huntington Drive, Suite 205 Monrovia, CA 91016	(626) 775-3400
(Address of Principal Executive Offices and Zip Code)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, Green Dot Corporation (the "Registrant") held its 2012 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

1.
To elect two Class II directors, each to serve until the third annual meeting of stockholders following the Meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Kenneth C. Aldrich	44,811,684	113,848	3,852,948
Virginia L. Hanna	44,876,430	49,102	3,852,948

2.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
48,658,586	119,894	—	—

Each of the directors named under Proposal No. 1 was elected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ JOHN L. KEATLEY
John L. Keatley
Chief Financial Officer

Date: May 31, 2012